Fidelity Amendments dated October 1, 2020 and March 1, 2021 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017	Item 27. Exhibit (h) i. b. 1

AMENDMENT DATED MARCH 1, 2021

To

Schedule A to Amended and Restated Participation Agreement Dated May 22, 2017, as amended on May 22, 2017, January 21, 2019, October 1, 2020, and March 1, 2021 among Massachusetts Mutual Life Insurance Company, Fidelity Distributors Company LLC and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V (the “Agreement”).

Schedule A of the Agreement is hereby deleted and replaced with Schedule A below.

SCHEDULE A

Separate Accounts and Associated Contracts (Effective May 22, 2017 and amended as of January 21, 2019, October 1, 2020, and March 1, 2021)

Name of Separate Account and Date Established by Board of Directors	Policy Form Numbers (and Product Names) of Contracts Funded by Separate Account
Massachusetts Mutual Variable Life Separate Account I (July 13, 1998)	SL10-9800 (Strategic Variable Life® Plus)
GVULCM-9700 (Strategic Group Variable Universal Life®)
GVULPM-2015 and GVULCM-2015 (Strategic Group Variable Universal Life® II)
P3-2003 (VUL Guard)
P5-99M (Survivorship Variable Universal Life II)
P2-98M (Variable Universal Life)
P2-2001 (Variable Universal Life II)
P1-98 (Survivorship Variable Universal Life)
960-NY-9400 960-PR-9400 (Variable Life Select)
P5-2004 (Survivorship VUL GuardSM)
ICC08P2 (Variable Universal Life III)
ICC16SL18 (MassMutual ElectrumSM)
ICC18P3 (Apex VUL)
Connecticut Mutual Variable Life Separate Account I (March 3, 1994)	VUL-94 & VUL-94NC The Blue Chip Company’s Variable Universal Life (BCVUL)

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Massachusetts Mutual Variable Annuity Separate Account 4 (July 9, 1997)	MUVA94 (Panorama Passage®)
MUVA94 (Panorama Premier)
MUVA94 (MassMutual Artistry®)
TMLS (MassMutual Transitions®)
TMLS (MassMutual Evolution®)
TMLS (MassMutual RetireEase SelectSM)
TMLS (MassMutual Transitions SelectSM)
ICC15-FPVDA15-NVA (MassMutual Transitions SelectSM II)
ICC15-FPVDA15-NVA (MassMutual Capital VantageSM)
ICC21-FPVDA (MassMutual EnvisionSM)
Massachusetts Mutual Variable Life Separate Account IX (August 17, 2020)	SLP20-2021 (Strategic Life 20)
SLP20-2021 (Strategic Life 21)

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending this Amendment be effective as of March 1, 2021.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Philip Michalowski
Name:	Philip Michalowski
Title	Head of Annuity Product

VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS FUND III, VARIABLE INSURANCE PRODUCTS FUND IV, and VARIABLE INSURANCE PRODUCTS V

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title	Authorized Signatory

FIDELITY DISTRIBUTORS COMPANY LLC

By:	/s/ Robert Bachman
Name:	Robert Bachman
Title	EVP

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AMENDMENT DATED 10-1-2020

To

Schedule A to Amended and Restated Participation Agreement

Dated May 22, 2017, as amended on May 22, 2017, January 21, 2019, and October 1, 2020 among Massachusetts

Mutual Life Insurance Company, Fidelity Distributors Company LLC and each of Variable Insurance Products

Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products

Fund IV and Variable Insurance Products V (the “Agreement”).

Schedule A of the Agreement is hereby deleted and replaced with Schedule A below.

SCHEDULE A

Separate Accounts and Associated Contracts (Effective May 22, 2017 and amended as of January 21, 2019 and October 1, 2020)

Name of Separate Account and	Policy Form Numbers (and Product Names) of
Date Established by Board of Directors	Contracts Funded by Separate Account
Massachusetts Mutual Variable Life	SL10-9800
Separate Account I (July 13, 1998)	(Strategic Variable Life® Plus)
GVULCM-9700
(Strategic Group Variable Universal Life®)
GVULPM-2015 and GVULCM-2015
(Strategic Group Variable Universal Life® II)
P3-2003
(VUL Guard)
P5-99M
(Survivorship Variable Universal Life II)
P2-98M
(Variable Universal Life)
P2-2001
(Variable Universal Life II)
P1-98
(Survivorship Variable Universal Life)
960-NY-9400
960-PR-9400
(Variable Life Select)
P5-2004
(Survivorship VUL GuardSM)
ICC08P2
(Variable Universal Life III)
ICC16SL18
(MassMutual ElectrumSM)
ICC18P3
(Apex VUL)
Connecticut Mutual Variable Life Separate	VUL-94 & VUL-94NC
Account I (March 3, 1994)	The Blue Chip Company’s Variable Universal Life
(BCVUL)

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Massachusetts Mutual Variable Annuity	MUVA94
Separate Account 4 (July 9, 1997)	(Panorama Passage®)
MUVA94
(Panorama Premier)
MUVA94
(MassMutual Artistry®)
TMLS
(MassMutual Transitions®)
TMLS
(MassMutual Evolution®)
TMLS
(MassMutual RetireEase SelectSM)
TMLS
(MassMutual Transitions SelectSM)
ICC15-FPVDA15-NVA
(MassMutual Transitions SelectSM II)
ICC15-FPVDA15-NVA
(MassMutual Capital VantageSM)
ICC18-FPVDA
(MassMutual EnvisionSM)
Massachusetts Mutual Variable Life	SLP20-2021
Separate Account IX (August 17, 2020)	(Strategic Life 20)
SLP20-2021
(Strategic Life 21)

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending this Amendment be effective as of October 1, 2020.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Michael S. Dunn
Name:	Michael S. Dunn
Title	Head of Institutional Insurance

VARIABLE INSURANCE PRODUCTS FUND,

VARIABLE INSURANCE PRODUCTS FUND II,

VARIABLE INSURANCE PRODUCTS FUND III,

VARIABLE INSURANCE PRODUCTS FUND IV, and

VARIABLE INSURANCE PRODUCTS V

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Assistant Treasurer

FIDELITY DISTRIBUTORS COMPANY LLC

By:	/s/ Robert Bachman
Name:	Robert Bachman
Title:	EVP

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